UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2015

PREDICTIVE TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

GLOBAL ENTERPRISES GROUP, INC.

THE GLOBAL HOUSING GROUP, INC.

AUSSIE SOLES GROUP, INC.

(Former Name)

                 Nevada                                333-139773                      42-1767721

   (State or other jurisdiction)           (Commission File No.)         (I.R.S Employer

                 of incorporation                                                            Identification No.)

                  3419 Virginia Beach Blvd., #252                    Virginia Beach, VA. 23452

  (Address of principal executive offices)                       (Zip Code)

                       Registrant's telephone number, including area code: 757-306-6090

                                      19 C Trolley Square        Wilmington, DE 19806

                           (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

(1) On January 14, 2014, the Registrant held a "Special Meeting" whereby the Board of Directors and majority of its shareholders, by their unanimous consent, adopted, effective immediately, the following Amendments to its Articles of Incorporation:

ARTICLE I: Name Change.   The Registrant announced that the majority of the shareholders entitled to vote on such matters approved a change of name from “The Global Housing Group” to "Global Enterprises Group, Inc. On January 16, 2014, a Certificate of Amendment to its Articles of Incorporation was filed with the State of Nevada changing the name to "Global Enterprises Group, Inc.

ARTICLE IV: Capitalization.  The Registrant announced that a majority of the shareholders entitled to vote on such matters approved the capitalization of the Company as being 900,000,000 shares of common stock @ $.001 par value and 10,000,000 shares preferred stock @ $.001 par value

The Company was granted these changes by FINRA and its new CUSIP number became 37890H107- issued on February 14, 2014

(2) On June 15, 2015 the Registrant held a "Special Meeting" whereby the Board of Directors and majority of its shareholders, by their unanimous consent, adopted, effective immediately, the following Amendments to its Articles of Incorporation:

ARTICLE I: Name Change.   The Registrant announced that the majority of the shareholders entitled to vote on such matters approved a change of name from "Global Enterprises Group, Inc." to "Predictive Technology Group, Inc." On June 16, 2015, a Certificate of Amendment to its Articles of Incorporation was filed with the State of Nevada changing the name to "Predictive Technology Group, Inc."

The Company was granted these changes by FINRA and its new CUSIP number became 74039H1023- issued on June 17, 2014.

The trading symbol is now PRED.

Item 9.01 Exhibits

Exhibit No.       Description

  3.01                Amended Articles of Incorporation filed with the State of Nevada on January 16, 2014 (name change from "The Global Housing Group, Inc." to "Global Enterprises Group, Inc.;" includes Board resolutions and shareholder vote ballots

  3.02               Amended Articles of Incorporation filed with the State of Nevada on June 16, 2015 (name change from "Global Enterprises Group, Inc.to Predicitive Technology Group, Inc.;" includes Board resolutions and shareholder vote ballots

20.01                CUSIP letter for corporate CUSIP number-Global Enterprises Group, Inc.

20.01                CUSIP letter for new corporate CUSIP number-Predecitve Technology Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE TECHNOLOGY GROUP, INC.

Date:  December 01, 2015

By: /s/ Merle Ferguson

_________________

Chairman